FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")

                 FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT,
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Accounts")

                                  Supplement to
                              OVERTURE ENCORE! II,
       OVERTURE Annuity III-Plus, OVERTURE ACCLAIM!, and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                        Supplement Dated October 1, 2007

The following paragraph is added to the DISRUPTIVE TRADING PROCEDURES section of the Prospectus:

         Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on written request and, of receipt of written instructions from a fund, to restrict or prohibit further purchases or transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

         This Supplement should be retained with the current prospectus for your variable Policy issued by
                First Ameritas Life Insurance Corp. of New York.
             If you do not have a current prospectus, please contact
                        First Ameritas at 1-800-745-1112.